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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):  NOVEMBER 27, 1995



                               BROOKE GROUP LTD.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                 1-5759                                 51-0255124
        (Commission File Number)            (I.R.S. Employer Identification No.)




  100 S.E. SECOND STREET, MIAMI, FLORIDA                         33131
 (Address of principal executive offices)                      (Zip Code)



                                 (305) 579-8000
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)




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ITEM 5.          OTHER EVENTS.

        On November 27, 1995, Brooke Group Ltd. issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                          10.1 Exchange Agreement dated as of November 21, 1995 among BGLS Inc., Brooke Group Ltd., AIF II, L.P., Artemis America Partnership, Tortoise Corp., Starfire Holding Corporation and Mainstay High Yield Corporate Bond Fund.

                          99.1 Press Release of Brooke Group Ltd. dated November 27, 1995.







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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BROOKE GROUP LTD.


                                               /s/ Gerald E. Sauter
                                              ---------------------------------
Date:  November 29, 1995                      Gerald E. Sauter
                                              Vice President and
                                              Chief Financial Officer






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                                 EXHIBIT INDEX


Exhibit No.                     Description                            Sequentially Numbered Page
----------                      -----------                            --------------------------
10.1                   Exchange Agreement dated as of                             5
                       November 21, 1995 among BGLS Inc.,
                       Brooke Group Ltd., AIF II, L.P.,
                       Artemis America Partnership, Tortoise
                       Corp., Starfire Holding Corporation
                       and Mainstay High Yield Corporate
                       Bond Fund.

99.1                   Press Release of Brooke Group Ltd.                       344
                       dated November 27, 1995.